UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 2, 2021 (November 2, 2021)

BLACKROCK MUNIYIELD QUALITY FUND II, INC.

(Exact Name of Registrant as Specified in Charter)

MARYLAND	811-06660	22-3194461
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

55 East 52nd Street

New York, New York 10055

(Address of principal executive offices, including zip code)

(212) 810-5300

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure.

On November 2, 2021, the Board of Directors (the “Board”) of BlackRock MuniYield Quality Fund II, Inc., a Maryland corporation (the “Fund”), elected to classify the Board, effective November 18, 2021, pursuant to provisions of the Maryland General Corporation Law. Also on November 2, 2021, the Board approved amending and restating the bylaws of the Fund in their entirety (the “Amended and Restated Bylaws”) to classify the Board and amend Article I, Section 11 of the bylaws relating to the election of Directors. The Amended and Restated Bylaws are effective November 2, 2021. A copy of the Amended and Restated Bylaws is included as Exhibit 3.1 to this report and incorporated by reference herein. The initial classes of Directors of the Fund are set out in Exhibit 99.1 to this report.

Item 9.01.	Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit Number	Description

3.1	Amended and Restated Bylaws of BlackRock MuniYield Quality Fund II, Inc., effective as of November 2, 2021

99.1	Initial Classes of Directors

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLACKROCK MUNIYIELD QUALITY FUND II, INC.

By:	/S/ JANEY AHN
Name:	Janey Ahn
Title:	Secretary

DATE: November 2, 2021

EXHIBIT INDEX

Exhibit Number	Description

3.1	Amended and Restated Bylaws of BlackRock MuniYield Quality Fund II, Inc., effective as of November 2, 2021

99.1	Initial Classes of Directors